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EXHIBIT 12

CERTIFICATION

I, Doros Constantinou, Managing Director, certify that:

  1.
  I have reviewed this annual report on Form 20-F of Coca-Cola Hellenic Bottling Company S.A.;

  2.
  Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

  3.
  Based on my knowledge, the financial statements, and other financial information including in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Coca-Cola Hellenic Bottling Company S.A. as of, and for, the periods presented in this report.

  4.
  The Chief Financial Officer and I are responsible for establishing and maintaining Coca-Cola Hellenic Bottling Company S.A.'s disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for Coca-Cola Hellenic Bottling Company S.A. and have:

  (a)
  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Coca-Cola Hellenic Bottling Company S.A., including its consolidated subsidiaries, is made known to us by other within those entities, particularly during the period in which this annual report is being prepared;

  (b)
  Evaluated the effectiveness of Coca-Cola Hellenic Bottling Company S.A's internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, Coca-Cola Hellenic Bottling Company S.A.'s internal control over financial reporting.

  (c)
  Disclosed in this annual report any change in Coca-Cola Hellenic Bottling Company S.A.'s internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, Coca-Cola Hellenic Bottling Company S.A.'s internal control over financial reporting.

  5.
  The Chief Financial Officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Coca-Cola Hellenic Bottling Company S.A.'s auditors and the audit committee of Coca-Cola Hellenic Bottling Company S.A.'s board of directors (or persons performing the equivalent functions):

  (a)
  All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Coca-Cola Hellenic Bottling Company S.A.'s ability to record, process, summarize and report financial information; and

  (b)
  Any fraud, whether or not material, that involves management or other employees who have a significant role in Coca-Cola Hellenic Bottling Company S.A.'s internal control over financial reporting.

/s/ Doros Constantinou Name: Doros Constantinou Title: Managing Director

Dated: June 30, 2005

CERTIFICATION

I, Manik (Nik) Jhangiani, Chief Financial Officer, certify that:

  1.
  I have reviewed this annual report on Form 20-F of Coca-Cola Hellenic Bottling Company S.A.;

  2.
  Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

  3.
  Based on my knowledge, the financial statements, and other financial information including in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Coca-Cola Hellenic Bottling Company S.A. as of, and for, the periods presented in this report.

  4.
  The Managing Director and I are responsible for establishing and maintaining Coca-Cola Hellenic Bottling Company S.A.'s disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for Coca-Cola Hellenic Bottling Company S.A. and have:

  (a)
  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Coca-Cola Hellenic Bottling Company S.A., including its consolidated subsidiaries, is made known to us by other within those entities, particularly during the period in which this annual report is being prepared;

  (b)
  Evaluated the effectiveness of Coca-Cola Hellenic Bottling Company S.A's internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, Coca-Cola Hellenic Bottling Company S.A.'s internal control over financial reporting.

  (c)
  Disclosed in this annual report any change in Coca-Cola Hellenic Bottling Company S.A.'s internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect,    Coca-Cola Hellenic Bottling Company S.A.'s internal control over financial reporting.

  5.
  The Managing Director and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Coca-Cola Hellenic Bottling Company S.A.'s auditors and the audit committee of Coca-Cola Hellenic Bottling Company S.A.'s board of directors (or persons performing the equivalent functions):

  (a)
  All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Coca-Cola Hellenic Bottling Company S.A.'s ability to record, process, summarize and report financial information; and

  (b)
  Any fraud, whether or not material, that involves management or other employees who have a significant role in Coca-Cola Hellenic Bottling Company S.A.'s internal control over financial reporting.

/s/ Manik (Nik) Jhangiani Name: Manik (Nik) Jhangiani Title: Chief Financial Officer

Dated: June 30, 2005

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